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                                                                   EXHIBIT 10.28

                              AMENDED AND RESTATED

                              SUBROGATION AGREEMENT

This Amended and Restated Subrogation Agreement (the "AGREEMENT") is made and entered into as of ________________, 2006, (the "EFFECTIVE DATE"), by and among

1. PARTY A: [Name of the contracting shareholder of the affiliated entity], a People's Republic of China ("PRC") national and holder of PRC [ID number] ("PARTY A");

2. PARTY B: [Name of the affiliated entity, the wholly-owned foreign enterprise], a company incorporated under the laws of the PRC and having its principal office located at [Address] ("PARTY B"); and

3. PARTY C: [Name of the PRC subsidiary], a limited liability company incorporated under the laws of the PRC and having its registered office at [Address] ("PARTY C").

WHEREAS:

A. By means of an Amended and Restated Loan Agreement (the "LOAN AGREEMENT") entered into by and between PARTY A and PARTY B on [date], PARTY A borrowed from PARTY B a total sum of RMB [Amount] (the "INVESTMENT AMOUNT") to acquire [___] percent ([___] %) of the total of the equity interest in PARTY C;

B. PARTY A executed equity pledge agreement dated [date] and [date], respectively (the "EQUITY PLEDGE AGREEMENT") by which it pledged all of its equity interest in PARTY C to PARTY B as security for PARTY B;

C. PARTY A agrees to voluntarily and irrevocably appoint the person designated in writing by PARTY B from time to time (the "APPOINTEE") to act as PARTY A's attorney-at-law and specifically authorize him/her to act for PARTY A to exercise PARTY A's voting right arising from his/her equity interests in PARTY C and to execute and deliver an authorization letter respectively in the form attached at Exhibit A hereto upon such appointment and as required by PARTY B; and

D.   PARTY A, PARTY B and PARTY C entered into a Subrogation Agreement on
     [date].

NOW THEREFORE, the parties hereto have amended and restated the Subrogation Agreements as follows:

ARTICLE 1. RIGHTS OF PARTY A AS EQUITY HOLDER

1.1 PARTY A invested the Investment Amount in acquiring [___] percent ([___]%) of the total equity interest in PARTY C in the PRC. PARTY A has all rights and


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     powers as stipulated by any applicable laws of the PRC and the articles of association of PARTY C.

ARTICLE 2. RIGHT OF SUBROGATION

2.1 As permitted by the applicable law, PARTY A hereby unconditionally and irrevocably authorises the Appointee or other person designated by PARTY B from time to time with his or her shareholder's voting rights and other shareholder's right for representing him or her to exercise such rights at the shareholders meeting of PARTY C in accordance with the laws and its Article of Association including, but without limitation to, the rights to sell or transfer all or any of his or her equity interests in PARTY C, increase or reduction of the registered capital of PARTY C, merger, sub-division, change in form, winding up and liquidation of PARTY C.

2.2 PARTY A acknowledges that without the prior written consent of PARTY B, it shall not transfer any or all of his or her equity interests in PARTY C during the period of subrogation to the Appointees.

2.3 For the purposes of exercising the aforesaid rights and powers, the Appointee shall have access to all information in relation to and the right to investigate matters concerning the operation, business, clients, financials and employees of PARTY C and to review and peruse any other information in relation to PARTY C. PARTY C shall provide full assistance to the Appointee to achieve this purpose.

ARTICLE 3. EXERCISE OF RIGHT OF SUBROGATION

3.1 In the exercise of the rights hereunder, the Appointee shall be deemed as authorized representatives of PARTY A so far as is necessary in the view of the Appointee or PARTY B. PARTY A shall be responsible for all claims whatsoever arising from or in connection with such appointment.

3.2 PARTY A shall provide all necessary assistance to the Appointee in the exercise of the aforesaid rights and powers, including but not limited to signing any shareholders' resolution or any other relevant documents as requested by the Appointee, whether the signing is for the purpose of compliance with any applicable laws (including but not limited to documents required to be submitted to any governmental authority for examination, approval or registration) or as requested by the Appointee (including but not limited to documents which the Appointee deemed to be more appropriate if the same were signed by PARTY A).

3.3 If for whatever reason, (except for any breach by PARTY A or PARTY C) the rights and powers as conferred herein to the Appointee cannot be exercised during the term of this Agreement, all parties shall agree on an alternative arrangement most akin to the arrangement as stipulated hereunder, and to execute, if necessary, any supplementary agreement, amendment or revision of this agreement to achieve a similar effect as a result of the provision of this agreement.


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3.4  PARTY A and PARTY C hereby unconditionally and irrevocably agree that neither the Appointee nor PARTY B shall be responsible for any loss or damage sustained by PARTY C arising from or in connection with the exercise of any of the aforesaid rights or powers.

ARTICLE 4. TERM OF SUBROGATION

4.1 The right of subrogation, conferred by PARTY A on the Appointee pursuant to any provisions of this Agreement, shall become effective upon the execution of this Agreement and shall terminate upon the repayment in full of the indebtedness incurred under the Loan Agreement.

ARTICLE 5. NOTICE

5.1 All notices, requests, demands and other communications to be given pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given upon personal delivery or upon deposit in the government postal service or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown below, or to such other address as such party may designate in writing from time to time to the other party.

ARTICLE 6. LIABILITY FOR DEFAULT

6.1 Breach of any provisions of this Agreement by any party hereto shall be deemed as a default.

6.2 During the performance of this Agreement, any allowance given by PARTY B to any default or delay by PARTY A, or postponement of the exercise of interests and powers specified in this Agreement by PARTY B and PARTY C, shall not harm, affect or resist all interests and powers of PARTY B pursuant to any provisions of this Agreement and applicable law. The aforesaid allowance, grace or postponement of the exercise of interests and powers specified in this Agreement by PARTY B shall be deemed neither as permission or acquiescence of any breach of this Agreement, nor as waiver by PARTY B of the right of taking actions against present or future default by PARTY A.

ARTICLE 7. APPLICABLE LAW AND SETTLEMENT OF DISPUTES

7.1  This Agreement shall be governed by the laws of the PRC.

7.2 If the parties hereto are unable to settle any dispute arising from or in connection with the provisions of this Agreement through mediation, any party hereto can submit the dispute for final and binding arbitration to the China International Economic and Trade Arbitration Commission ("CIETAC") in Shanghai before a panel of three (3) arbitrators pursuant to the then valid arbitration rules of CIETAC.


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ARTICLE 8. CONFIDENTIALITY

8.1 Except as may be required by applicable law, without the consent of the other parties hereto, no party hereto shall disclose to a third party the existence, or provisions and conditions of this Agreement, nor allow the party's board directors, management personnel, employee or agent to make such disclosure.

ARTICLE 9. EFFECTIVE DATE AND MISCELLANEOUS

9.1 This Agreement shall come into force upon signature or seal by authorized representatives of each party hereto and shall replace the original Subrogation Agreement entered into on [date].

9.2 Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegality or unenforceable in any other jurisdiction. The Parties shall, through friendly consultation, make reasonable efforts to replace those invalid, illegal or non-enforceable provisions with valid provisions that may bring the similar economic effects with the effects caused by those invalid, illegal or non-enforceable provisions.

9.3 This Agreement may be executed in counterparts and each copy shall have the equal legal effect.

9.4 The terms of this Agreement will inure to the benefit of and bind the parties hereto and their respective successors, assigns, executors, heirs and legal representatives.

9.5 This Agreement, the Loan Agreement, and the Equity Pledge Agreement shall be mutually indivisible.

9.6 Each party hereto has read carefully all provisions of this Agreement and agrees to strictly comply with this Agreement.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.


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IN WITNESS WHEREOF, the parties have executed this Subrogation Agreement as of the date and year first above written.

PARTY A                                 PARTY B

[Name of the contracting shareholder    [Name of the affiliated entity, the
of the affiliated entity]               wholly-owned foreign enterprise]


                                        By:
                                            ------------------------------------
By:                                     Name:
    ---------------------------------         ----------------------------------
                                        Title:
                                               ---------------------------------


PARTY C

[Name of the PRC subsidiary]


By:
    ---------------------------------
Name:
      -------------------------------
Title: Legal Representative

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                                    EXHIBIT A

                              Authorization Letter

To: [_________________________________] ("APPOINTEE")

From: [Name of the contracting shareholder of the affiliated entity]

I, [Name of the contracting shareholder of the affiliated entity], a People's Republic of China ("PRC") national and holder of PRC identity number [ID number], is a holder of [___] percent ([___]%) of the total equity interest in [Name of the PRC subsidiary] ("XYZ"), a limited liability company incorporated under the laws of the PRC. I hereby appoint __________ as my attorney-at-law and specifically authorize him/her to act for me to exercise all the shareholder's voting right arising from and in connection with my equity interests in XYZ, including but not limited to the right to sell or transfer any or all of equity interests of XYZ and to designate and appoint the general manager of XYZ as my authorized representative on the shareholders' meeting of XYZ.

The term of this Power of Attorney shall commence from the date hereof and shall remain in full force and effect during the term of the Amended and Restated Subrogation Agreement entered into among XYZ, [Name of the affiliated entity, the wholly-owned foreign enterprise] and me.

Executed this _______________________.

                                        ________________________________________
                                        [Name of the contracting shareholder]